WASHINGTON, DC  20549



                                 FORM 8-K
                              CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934



            Date of Report (Date of earliest event reported):
                            April 24, 1998


                            CAMBEX CORPORATION
                           (Name of Registrant)



Massachusetts                   0-6933                   04-2442959
(State or other                 (Commission File         (I.R.S. Employer
jurisdiction of                 Number)                  Identification
incorporation)                                           Number)




                            360 Second Avenue
                            Waltham, MA  02154
                 (Address of principal executive offices)




                              (781) 890-6000
           (Registrant's telephone number, including area code)

ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) On April 24, 1998, the registrant engaged Belanger & Company,P.C. as its accountant to replace Arthur Andersen LLP.
         (b) Arthur Andersen LLP were the independent auditors for the Company since 1970. There have been no disagreements with Arthur
             Andersen LLP on any matter of accounting principles or practices, financial disclosure, auditing scope or procedure or any reportable events during any of the years for which Arthur Andersen LLP served as independent auditors for the Company or the subsequent interim period.
         (c) For the year ended December 31, 1996, Arthur Andersen LLP rendered a qualified report as to the financial statements of the Company, such qualification being subject to the ability of the Company to continue as a going concern. The Company did not disagree with the qualification.
         (d) The Company has requested Arthur Andersen LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agreed with the statements made by the Company herein. A copy of Arthur Andersen's letter to the Securities and Exchange Commission, dated April 29, 1998 is filed as an exhibit to the Form 8-K.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Cambex Corporation

By: /s/      Sheldon M. Schenkler
             Vice President of Finance and
             Chief Financial Officer




Date:  May 4, 1998